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                                                                    Exhibit 10.9

                ASSIGNMENT AND AMENDMENT OF EMPLOYMENT AGREEMENT


         This Assignment and Amendment of Employment Agreement (the "Agreement") is made as of October 31, 1997 by and between SpectraSite Holdings, Inc. f/k/a Integrated Site Development, a Delaware corporation ("SpectraSite Holdings"), SpectraSite Communications, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings ("SpectraSite Communications"), and Joe L. Finley, III (the "Executive").

         In consideration of the mutual agreements contained herein, the parties agree as follows:

         1. Assignment of Employment Agreement. SpectraSite Holdings hereby assigns, sells, transfers, and delivers to SpectraSite Communications all of the right, title, and interest of SpectraSite Holdings in, and delegates to SpectraSite Communications all of the duties, obligations, and liabilities of SpectraSite Holdings under, the Executive Employment Agreement (the "Employment Agreement"), dated as of May 12, 1997, by SpectraSite Holdings and the Executive to have and to hold the same, upon and subject to the covenants, terms, and conditions contained therein for the remainder of the term thereof. A photocopy of the Employment Agreement is attached as an Exhibit hereto.

         2. Assumption of Employment Agreement. SpectraSite Communications hereby assumes the Employment Agreement for the remainder of the term thereof, accepts and agrees to satisfy all of the duties, obligations, and liabilities of SpectraSite Holdings thereunder, including without limitation, all liabilities for the payment of the amounts provided therein and agrees to perform all of the covenants, terms, and conditions contained therein.

         3. Amendment of Employment Agreement. All references in the Employment Agreement to the "Corporation," as defined in the Employment Agreement, shall be deemed to refer to SpectraSite Communications. The second sentence of Section 1 of the Employment Agreement is hereby deleted in its entirety and replaced with the following: Executive agrees to serve as the Vice President of the Corporation and as the Vice Chairman of SpectraSite Holdings.

         4. Consent to Assignment. The Executive hereby consents to and approves the assignment of the Employment Agreement by SpectraSite Holdings to SpectraSite Communications.

         5. Additional Documents. From and after the date hereof, each of the parties shall, at the request of any other party, prepare, execute and deliver to such other party such additional documents and instruments and take such action as such other party may deem reasonably necessary to further effect or evidence any of the transactions
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contemplated herein.  All costs and expenses reasonably and necessarily incurred by any party in connection with the preparation of any such documents and instruments or the taking of any such action shall be borne by the party requesting the same.

         6. Effect of Agreement. This Agreement shall be binding on and inure to the respective benefit of each of the parties hereto and his or its respective heirs, successors, and assigns.

         7. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

         8. Modification. No provision of this Agreement, including the provisions of this Paragraph, may be modified, deleted or amended in any manner except by an agreement in writing executed by all of the parties hereto.

         9. Construction. This Agreement is executed and delivered in the State of Arkansas and shall be construed and enforced in accordance with the laws of such State without regard to its rules with respect to choice of laws.

         10. Original Copies. This Agreement is executed in more than one counterpart, each of which shall be deemed an original.

         11. Headings. The underlined headings herein are for convenience only and shall not affect the interpretation of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the date written above.

                                    SPECTRASITE HOLDINGS, INC.


                                    BY:     /s/ Stephen H. Clark

                                            -----------------------------------
                                            Stephen H. Clark, President


                                    SPECTRASITE COMMUNICATIONS, INC.


                                    BY:     /s/ Stephen H. Clark

                                            -----------------------------------
                                            Stephen H. Clark, President

                                    /s/ Joe L. Finley III

                                    --------------------------------------------
                                    Joe L. Finley, III